Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2025
Accrued Expenses and Other Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER LIABILITIES
11.	ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consisted of the following:

	As of December 31,
	2024	2025

Project Deposits	$3,904	$3,995
Value added taxes and other taxes payable	370	3,397
Contingent liabilities of GEM dispute (i)	-	1,550
Payroll payable	717	746
Subscription amount received for unvested restricted shares	288	-
Others (ii)	513	1,009
Total accrued expenses and other liabilities	$5,792	$10,697

(i)	In an arbitration proceeding held in New York involving GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively “GEM”), which sought monetary damages against Auto Services Group Limited (“ASGL”) concerning an alleged breach of contractual obligations, the arbitration tribunal issued an award at the end of April 2025 (the “Award”). The Award requires ASGL to pay GEM $2.8 million plus simple interest at 9% per annum. GEM filed an application to convert the Award to a money judgment on May 9, 2025. On October 31, 2025, GEM presented a winding-up petition (the “Petition”) to the Grand Court of the Cayman Islands, requesting for the liquidation and winding up of the Company. On December 16, 2025, GEM and the Company agreed to the terms of a Consent Order for the adjournment of the Petition (the “Consent Order”). The Consent Order provides for the total payment of $3.1 million by the Company to GEM in two equal instalments on December 31, 2025 and January 31, 2026. The Cayman Court approved the adjournment of the Petition based on the Consent Order. The Company paid $1.5 million to GEM in December 2025. As of December 31, 2025, $1.6 million remained outstanding. The Company paid the remaining $1.6 million to GEM in January 2026.

(ii)	Others primarily consist of accrued professional service fees, other deposits, premiums collected on behalf of customers for refunds, and other accrued expenses.